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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 18, 2003


                           REGENCY CENTERS CORPORATION
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             (Exact name of registrant as specified in its charter)


           Florida                   001-12298               59-3191743
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(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)


   121 West Forsyth Street, Suite 200
         Jacksonville, Florida                                    32202
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(Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number including area code: (904)-598-7000


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          C.   Exhibits:

               The exhibits listed below relate to the Registration Statement No. 333-105408 on Form S-3 of Regency Centers Corporation and are filed herewith for incorporation by reference in such Registration Statement.

               1.1 Underwriting Agreement dated as of June 18, 2003 among Regency Centers Corporation, Security Capital Group Incorporated, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

               1.2 Underwriting Agreement dated as of June 18, 2003, among Citigroup Global Markets Holdings Inc, Regency Centers Corporation, Security Capital Group Incorporated, Citigroup Global Markets Inc and Merrill Lynch, Pierce, Fenner & Smith Incorporated



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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    REGENCY CENTERS CORPORATION
                                    (registrant)


June 23, 2003                       By: /s/ J. Christian Leavitt
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                                        J. Christian Leavitt, Senior Vice
                                        President, Finance and Principal
                                        Accounting Officer




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